UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-03534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch U.S.A. Government Reserves,
     800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders


Merrill Lynch
U.S.A. Government
Reserves


Semi-Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011



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Merrill Lynch U.S.A. Government Reserves


Officers and Trustees


Robert C. Doll, Jr., President and Trustee
Donald W. Burton, Trustee
Laurie Simon Hodrick, Trustee
John Francis O'Brien, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
John Ng, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210


Effective January 1, 2005, Terry K. Glenn, President and Trustee and
M. Colyer Crum, Trustee of Merrill Lynch U.S.A. Government Reserves, retired. The Fund's Board of Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive
Vice President and Chief Executive Officer of the Fund. Effective
January 31, 2005, Mr. Doll became President and Trustee of the Fund.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month     12-month
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%     + 6.98%
International equities (MSCI Europe Australasia Far East Index)         +21.18      +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26      + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40      + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53      +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Manager


We maintained a relatively conservative approach throughout the period as interest rates continued to rise, led by the short end of the yield curve.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, Merrill Lynch
U.S.A. Government Reserves paid shareholders a net annualized dividend of 1.04%. The Fund's seven-day yield as of February 28, 2005, was 1.50%.

The Fund's average portfolio maturity at February 28, 2005, was 43 days, compared to 45 days at August 31, 2004.

We continued to employ a barbell strategy throughout the period, emphasizing the very front end of the market (overnight and term financing) for liquidity and selectively utilizing longer-dated securities for yield enhancement and price appreciation. Short-term interest rates continued to rise throughout the period in concert with the Federal Reserve Board's (the Fed's) monetary tightening program. This gave us reason to approach longer-dated securities with caution, as their market value tends to suffer more in a rising interest rate environment. As a result of managing the portfolio's average life and longer-dated holdings, the Fund was able to deliver highly competitive results relative to its peers.

For the most part, the economy remained on solid footing throughout the past six months. Gross domestic product (GDP) grew at a rate of 4% in the third quarter of 2004 and 3.8% in the fourth quarter. Gains in personal income contributed to 2004 GDP growth, although job creation has not been as robust as in previous economic recoveries.

In the past several months, the major themes have centered on inflation and, in particular, the price of oil. While inflation appeared to pick up at the producer level, a similar increase was not recorded at the consumer level. When producer prices move up more than consumer prices, this often underscores a lack of corporate pricing power. Nevertheless, the Fed continued to target higher interest rates to combat rising inflation. Since June 2004, the Fed has raised the federal funds rate 25 basis points (.25%) at each Federal Open Market Committee meeting, recently bringing the target rate to 2.75%. The Fed maintained its commitment to a "measured" monetary tightening program even in the face of rising oil prices, which many feared could increase inflationary pressures and threaten the economic growth forecasts at certain points throughout the period. Nevertheless, the oil price shocks were largely absorbed by the markets.

As short-term interest rates rose in symphony with the Fed interest rate hikes, long-term interest rates remained stubbornly low, producing what Fed Chairman Alan Greenspan described as a "conundrum." The result was a considerable flattening of the yield curve over the past six months, with the two-year Treasury yield increasing 120 basis points while the 10-year Treasury yield increased just 26 basis points during the period.

Issuance of Treasury securities continued to increase, largely to fund the significant twin deficits. Notably, the heavy supply continued to be absorbed by foreign interest in holding U.S. assets, despite the declining value of the U.S. dollar. The Treasury has remained prudent in its issuance of bills by adjusting the size of the weekly four-week bill as a cash management tool. In addition, the government's increased collection of both corporate and individual payroll taxes - coincident with improving employment - has helped offset the need for additional supply in the short end.

How did you manage the Fund during the period?

Primarily, our approach in this rising interest rate environment has been to maintain a relatively short average portfolio maturity.

While we continued to employ our barbelled approach throughout the period, we believed the two-year sector would give up the most ground in a rising interest rate environment. As a result, we did not participate in longer-dated securities and focused primarily on increasing our liquidity profile, namely in repurchase agreements and shorter-dated Treasury issues. We targeted one-year maturities as the fulcrum point of the yield curve and ultimately determined that the six-month to one-year sector offered the best opportunity for yield enhancement and price appreciation. At the short end, we maintained approximately two-thirds of net assets in repurchase agreements, which comprised primarily overnight and one-week maturities. This sector resets to market rates much quicker than longer-dated securities while also allowing us ample liquidity.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005



How would you characterize the Fund's position at the close of the period?

Our positioning at period-end could be best described as "cautious." From a market perspective, the interesting question centers on when the Fed may become more data dependent in determining monetary policy. Consensus expectations at this point are that the Fed will continue its measured approach to interest rate increases until the federal funds rate reaches a "neutral" level (relative to inflation) in the area of 3.5%. This is likely to take us to at least midyear, at which point the Fed may pause to consider the impact of its tightening program and evaluate future moves.

While the deficits and the resultant heavy supply are here to stay, the Treasury has made it clear that any measurable increase in new debt will take place further out on the yield curve, particularly in the 10-year area. Less certain is whether employment will continue to improve and how much of inflation at the producer price level will be passed on to the consumer. We will continue to monitor developments on these fronts and will look for opportunities to lengthen the portfolio's average maturity if the economy exhibits signs of faltering.

The Fund's portfolio composition, as a percent of net assets, at the end of February and as of our last report to shareholders is detailed below:


                                    2/28/2005      8/31/2004

U.S. Government Obligations             31.7%          32.6%
Repurchase Agreements                   69.9           71.9
Liabilities in Excess of
  Other Assets                          (1.6)          (4.5)
                                       ------         ------
Total                                  100.0%         100.0%
                                       ======         ======

John Ng
Vice President and Portfolio Manager

March 24, 2005



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2004 and held through February 28, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                       Beginning           Ending       During the Period*
                                                     Account Value     Account Value    September 1, 2004
                                                      September 1,      February 28,     to February 28,
                                                          2004              2005               2005
Actual

ML U.S.A. Government Reserves                            $1,000          $1,005.10            $4.57

Hypothetical (5% annual return before expenses)**

ML U.S.A. Government Reserves                            $1,000          $1,020.23            $4.61

 * Expenses are equal to the Fund's annualized expense ratio of .92%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Schedule of Investments                                                     (In Thousands)

                                Face          Interest           Maturity
Issue                          Amount           Rate               Date              Value
U.S. Government Obligations--31.7%

U.S. Treasury                  $1,250           1.852 %           3/10/2005     $    1,250
Bills*                          1,000           1.905             3/17/2005            999
                                5,600           1.948-
                                                2.410             3/24/2005          5,592
                                6,300           1.943-
                                                1.951             3/31/2005          6,288
                                1,200           2.401             6/16/2005          1,190
                                2,800           2.458             6/23/2005          2,776
U.S. Treasury                   4,950           1.625             3/31/2005          4,947
Notes                           1,800           1.25              5/31/2005          1,793
                                  650           1.125             6/30/2005            646
                                4,980           5.75             11/15/2005          5,071
                                1,100           1.875            11/30/2005          1,090
                                3,350           1.875             1/31/2006          3,310
                                3,000           1.625             2/28/2006          2,952
                                   90           1.50              3/31/2006             88

Total U.S. Government Obligations
(Cost--$38,048)                                                                     37,992



Face
Amount                   Issue
Repurchase Agreements--69.9%

$ 5,500      ABN AMRO Bank N.V., New York Branch,
             purchased on 2/23/2005 to yield 2.46%
             to 3/02/2005, repurchase price of $5,503,
             collateralized by U.S. Treasury Bill, due
             4/07/2005                                                               5,500

  5,500      Banc of America Securities, LLC, purchased
             on 2/23/2005 to yield 2.49% to 3/02/2005
             repurchase price of $5,503, collateralized
             by GNMA, 5% due 2/20/2035                                               5,500

  5,500      Barclays Capital, Inc., purchased on
             2/22/2005 to yield 2.43% to 3/01/2005
             repurchase price of $5,503, collateralized
             by U.S. Treasury Bill, 6.25% due 8/15/2023                              5,500

  5,500      Citigroup Global Markets, Inc., purchased
             on 2/22/2005 to yield 2.47% to 3/01/2005
             repurchase price of $5,503, collateralized
             by GNMA, 7% due 4/20/2031                                               5,500

  5,500      Countrywide Securities Corp., purchased
             on 2/22/2005 to yield 2.48% to 3/01/2005
             repurchase price of $5,503, collateralized
             by GNMA, 4.50% to 7% due 10/15/2033
             to 1/15/2034                                                            5,500




Face
Amount                   Issue                                                       Value

Repurchase Agreements (continued)
$ 5,500      Credit Suisse First Boston, LLC, purchased
             on 2/22/2005 to yield 2.50% to 3/01/2005
             repurchase price of $5,503, collateralized
             by GNMA, 6.50% due 3/15/2031 to 4/15/2031                          $    5,500

  5,500      Deutsche Bank Securities, Inc., purchased
             on 2/22/2005 to yield 2.50% to 3/01/2005
             repurchase price of $5,503, collateralized
             by GNMA, 5.50% due 11/20/2034                                           5,500

  5,000      Goldman Sachs & Company, purchased on
             2/04/2005 to yield 2.48% to 3/04/2005
             repurchase price of $5,010, collateralized
             by GNMA, 2.48% due 2/20/2034                                            5,000

  5,500      Greenwich Capital Markets, Inc., purchased
             on 2/23/2005 to yield 2.49% to 3/02/2005
             repurchase price of $5,503, collateralized
             by GNMA, 5.50% to 5.90% due 4/15/2031
             to 2/15/2035                                                            5,500

  5,500      HSBC Securities (USA), Inc., purchased on
             2/28/2005 to yield 2.61% to 3/01/2005
             repurchase price of $5,500, collateralized
             by U.S. Treasury STRIPS++, due 5/15/2015
             to 2/15/2031                                                            5,500

  5,500      J.P. Morgan Securities, Inc., purchased on
             2/23/2005 to yield 2.48% to 3/02/2005
             repurchase price of $5,503, collateralized
             by GNMA, 4.45% to 5.50% due 10/15/2034
             to 12/15/2039                                                           5,500

  5,500      Lehman Brothers, Inc., purchased on
             2/24/2005 to yield 2.50% to 3/03/2005
             repurchase price of $5,503, collateralized
             by GNMA, 4% to 10% due 6/15/2013
             to 8/15/2034                                                            5,500

  5,500      Merrill Lynch Government Securities, Inc.,**
             purchased on 2/24/2005 to yield 2.50%
             to 3/03/2005 repurchase price of $5,503,
             collateralized by GNMA, 6% to 7.25% due
             6/15/2005 to 10/15/2034                                                 5,500

  5,500      Morgan Stanley & Co., Inc., purchased on
             2/24/2005 to yield 2.50% to 3/03/2005
             repurchase price of $5,503, collateralized
             by GNMA, 5.50% due 6/15/2019                                            5,500


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Schedule of Investments (concluded)                                         (In Thousands)

Face
Amount                   Issue                                                       Value
Repurchase Agreements (concluded)

$ 5,500      UBS Securities, purchased on 2/24/2005
             to yield 2.50% to 3/03/2005 repurchase
             price of $5,503, collateralized by GNMA,
             5.50% to 9.50% due 5/15/2009 to 5/20/2034                          $    5,500

  1,736      State Street Bank & Trust, purchased on
             2/28/2005 to yield 2.48% to 3/01/2005
             repurchase price of $1,736, collateralized
             by U.S. Treasury Note, 5.50% due 5/19/2009                              1,736

Total Repurchase Agreements
(Cost--$83,736)                                                                     83,736

Total Investments
(Cost--$121,784***)--101.6%                                                        121,728
Liabilities in Excess of
Other Assets--(1.6%)                                                               (1,895)
                                                                                ----------
Net Assets--100.0%                                                              $  119,833
                                                                                ==========


  * U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the range of discount rates paid at the time of purchase by the Fund.

 ** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                     (in Thousands)

                                           Net             Interest
    Affiliate                            Activity            Income

    Merrill Lynch Government
      Securities, Inc.                   $(1,000)             $10


*** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

                                                     (in Thousands)

   Aggregate cost                                       $   121,784
                                                        ===========
   Gross unrealized appreciation                                 --
   Gross unrealized depreciation                        $      (56)
                                                        -----------
   Net unrealized depreciation                          $      (56)
                                                        ===========

 ++ Separately Traded Registered Interest and Principal of Securities (STRIPS).

    See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Statement of Assets and Liabilities

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (identified cost--$116,283,928)                 $   116,227,882
           Investments in affiliated securities, at value (identified cost--$5,500,000)                           5,500,000
           Cash                                                                                                     392,356
           Receivables:
               Beneficial interest sold                                                   $     1,271,370
               Interest (includes $1,910 from affiliates)                                         173,964         1,445,334
                                                                                          ---------------
           Prepaid expenses and other assets                                                                         27,910
                                                                                                            ---------------
           Total assets                                                                                         123,593,482
                                                                                                            ---------------

Liabilities

           Payables:
               Beneficial interest redeemed                                                     3,609,249
               Distributor                                                                         71,042
               Other affiliates                                                                    47,774
               Investment adviser                                                                  32,675         3,760,740
                                                                                          ---------------   ---------------
           Total liabilities                                                                                      3,760,740
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   119,832,742
                                                                                                            ===============

Net Assets Consist of

           Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $    11,988,879
           Paid-in capital in excess of par                                                                     107,899,909
           Unrealized depreciation--net                                                                            (56,046)
                                                                                                            ---------------
           Net Assets--Equivalent to $1.00 per share based on 119,888,788 shares of
           beneficial interest outstanding                                                                  $   119,832,742
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Statement of Operations

For the Six Months Ended February 28, 2005
Investment Income

           Interest and amortization of premium and discount earned
           (includes $9,883 from affiliates)                                                                $     1,216,938

Expenses

           Investment advisory fees                                                       $       282,466
           Transfer agent fees                                                                     97,287
           Distribution fees                                                                       72,678
           Professional fees                                                                       25,808
           Accounting services                                                                     23,415
           Trustees' fees and expenses                                                             20,536
           Registration fees                                                                       18,274
           Printing and shareholder reports                                                        16,296
           Custodian fees                                                                           8,993
           Pricing fees                                                                               535
           Other                                                                                    8,152
                                                                                          ---------------
           Total expenses                                                                                           574,440
                                                                                                            ---------------
           Investment income--net                                                                                   642,498
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                             41
           Change in unrealized depreciation on investments--net                                                   (25,881)
                                                                                                            ---------------
           Total realized and unrealized loss--net                                                                 (25,840)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $       616,658
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Statements of Changes in Net Assets

                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                             February 28,       August 31,
Increase (Decrease) in Net Assets:                                                               2005              2004
Operations

           Investment income--net                                                         $       642,498   $       445,833
           Realized gains--net                                                                         41             5,207
           Change in unrealized appreciation (depreciation)--net                                 (25,881)         (124,319)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                   616,658           326,721
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                               (642,498)         (445,833)
           Realized gains--net                                                                       (41)           (5,207)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                      (642,539)         (451,040)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net proceeds from sale of shares                                                   145,817,635       394,683,119
           Value of shares issued to shareholders in reinvestment of dividends
           and distributions                                                                      642,573           451,005
                                                                                          ---------------   ---------------
                                                                                              146,460,208       395,134,124
           Cost of shares redeemed                                                          (159,810,368)     (449,449,454)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from beneficial interest transactions          (13,350,160)      (54,315,330)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (13,376,041)      (54,439,649)
           Beginning of period                                                                133,208,783       187,648,432
                                                                                          ---------------   ---------------
           End of period                                                                  $   119,832,742   $   133,208,783
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Financial Highlights

                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    February 28,            For the Year Ended August 31,
from information provided in the financial statements.          2005          2004        2003         2002        2001
Per Share Operating Performance

           Net asset value, beginning of period              $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .0051        .0030        .0062        .0150        .0443
               Realized and unrealized gain (loss)--net         (.0002)      (.0008)      (.0004)      (.0001)        .0012
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       .0049        .0022        .0058        .0149        .0455
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                           (.0051)      (.0030)      (.0062)      (.0150)      (.0443)
               Realized gains--net                                  --*          --*      (.0001)      (.0001)      (.0002)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                    (.0051)      (.0030)      (.0063)      (.0151)      (.0445)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment return                               .51%++         .30%         .63%        1.45%        4.59%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              .92%**         .89%         .82%         .80%         .92%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income and realized gain (loss)--net      1.02%**         .29%         .65%        1.48%        4.49%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  119,833   $  133,209   $  187,648   $  244,229   $  270,063
                                                             ==========   ==========   ==========   ==========   ==========

             * Amount is less than $(.0001) per share.

            ** Annualized.

            ++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S.
The distribution fee is to compensate MLPF&S and its financial advisors and other directly involved branch office personnel for selling shares of the Fund, providing direct personal services to shareholders and in processing share orders and administering shareholders' accounts.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2005, the Fund reimbursed MLIM $1,390 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005



Proxy Results


During the six-month period ended February 28, 2005, Merrill Lynch U.S.A. Government Reserves' shareholders voted on the following proposals. Proposals 1, 2A, 2B and 4G were approved at a shareholders' meeting on January 31, 2005. With respect to Proposals 4C, 4D, 4E and 4F, the proposals were adjourned until March 24, 2005. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1.  To elect the Fund's Board of Trustees:   Robert C. Doll, Jr.     122,749,441        3,149,403
                                             Donald W. Burton        122,697,180        3,201,664
                                             Laurie Simon Hodrick    122,788,475        3,110,369
                                             John F. O'Brien         122,710,138        3,188,706
                                             David H. Walsh          122,788,573        3,110,271
                                             Fred G. Weiss           122,743,443        3,155,401


                                                    Shares Voted     Shares Voted      Shares Voted
                                                        For            Against           Abstain
2A. To approve changes to the fundamental
    investment restriction on borrowing.            114,175,835       5,442,554         6,280,454

2B. To approve changes to the fundamental
    investment restriction on lending.              114,397,817       5,223,058         6,277,968

4G. To approve amendment in charter provisions
    regarding fund officers.                        110,820,813       8,466,376         6,611,654

4C. To approve charter amendment to permit
    the fund to terminate and wind up its affairs
    without a shareholder vote.                      Adjourned        Adjourned         Adjourned

4D. To approve amendment to charter provisions
    regarding merger, consolidation and/or sale
    of assets.                                       Adjourned        Adjourned         Adjourned

4E. To approve amendment to charter provisions
    regarding charter amendments.                    Adjourned        Adjourned         Adjourned

4F. To approve amendment to charter provisions
    regarding investment advisory agreements.        Adjourned        Adjourned         Adjourned



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 28, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S.A. Government Reserves


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 22, 2005